VESSELS UNDER CAPITAL LEASES, NET	12 Months Ended
Dec. 31, 2012
VESSELS UNDER CAPITAL LEASES, NET [Abstract]
VESSELS UNDER CAPITAL LEASES, NET
15. VESSELS UNDER CAPITAL LEASES, NET

(in thousands of $)	2012	2011
Cost	600,733	600,394
Accumulated depreciation	(115,101)	(98,491)
Net book value	485,632	501,903

As of December 31, 2012 and 2011, the Partnership operated three vessels under capital leases. These leases are in respect of a refinancing transaction undertaken during 2003, a lease financing transaction during 2004 and another in 2005, as described in note 22.

Drydocking costs of $9.9 million are included in the cost amounts above as of December 31, 2012 and 2011. Accumulated amortization of those costs at December 31, 2012 and 2011 was $6.7 million and $4.9 million, respectively.

Depreciation and amortization expense for vessels under capital leases for the years ended December 31, 2012, 2011 and 2010 was $16.6 million, $16.6 million and $15.4 million, respectively.